J.P. Morgan Healthcare Conference January 10, 2019 San Francisco, CA SOLUTIONS TO HELP 1 HEALTHCARE WORK. BETTER.™

Safe Harbor This presentation is intended to be disclosure through methods reasonably designed to provide broad, non- exclusionary distribution to the public in compliance with the SEC's Fair Disclosure Regulation. This presentation contains certain ''forward-looking'' statements made pursuant to the Safe Harbor provisions of the Private Securities Litigation Reform Act of 1995. These statements include, but are not limited to, the statements in this presentation related to the company’s expectations regarding the performance of its business, growth, and the performance of and synergies from the recently acquired Byram Healthcare and Halyard businesses. Forward-looking statements involve known and unknown risks and uncertainties that may cause our actual results in future periods to differ materially from those projected or contemplated in the forward-looking statements. Investors should refer to Owens & Minor’s Annual Report on Form 10-K for the year ended December 31, 2017, filed with the SEC including the sections captioned “Cautionary Note Regarding Forward-Looking Statements” and “Item 1A. Risk Factors,” and subsequent quarterly reports on Form 10-Q and current reports on Form 8-K filed with or furnished to the SEC, for a discussion of certain known risk factors that could cause the company’s actual results to differ materially from its current estimates. These filings are available at www.owens-minor.com. Given these risks and uncertainties, Owens & Minor can give no assurance that any forward-looking statements will, in fact, transpire and, therefore, caution investors not to place undue reliance on them. Owens & Minor specifically disclaims any obligation to update or revise any forward-looking statements, whether as a result of new information, future developments or otherwise. Owens & Minor uses its web site, www.owens-minor.com, as a channel of distribution for material company information, including news releases, investor presentations and financial information. This information is routinely posted and accessible under the Investor Relations section. 2

A Global Solutions Company

Significant Expansion with Byram & Halyard

$9B+
In Revenue

17,000
Teammates Worldwide

90
Countries Around the Globe

Extensive Portfolio of Solutions & Capabilities

~4,000+
Provider Facilities Served

1,400
Manufacturer Partnerships

5 million+
Procedures Supported/Year

Strategy In Place & New Leadership Team

3
Owens & Minor

Strategic Business Units What We Do Leading Brands . Distribution Solutions . Provider Solutions . Manufacturer Solutions . Payor Solutions Global Solutions . Own brand products: Halyard, MediChoice®, Medical Action . Custom Procedure Trays & Minor Kits: Medical Action, ArcRoyal Global Products Global . Global Sourcing 4

Priorities for 2019 Put Business Back on Track for Sustainable Profitable Growth Retain and Win New Customers Execute Product Strategy Integrate Halyard & Realize Synergies Grow Solutions 5

Retain & Win Customers . Customer value proposition – Product Strategy & Grow Solutions . Continuously improve customer experience ``` . Operational excellence . Continue to improve fill rate & management of supplier disruptions 6

Execute Product Strategy . Sell More Own Brand Products . Acute channel . Non-acute channel . Kitting . Global . Enhance preferred manufacturer partnerships . Improve kitting business profitability 7

Integrate Halyard & Realize Synergies . Successful separation and integration of business . No business disruption . Commercial alignment between products and solutions . TSA exits on time and on budget or better 8

Grow Solutions . Byram . Continued above market growth aided by significant new customer win . Capture IDN relationship opportunities . Profit enhancement with own brand products . Manufacturer Solutions . U.S.: Warehouse services (onboard new med- tech clients) . Europe: Movianto (onboard multiple new wins in the UK) . Provider Solutions . QSightSM – penetration in existing channel . SurgitrackSM / OR Solutions – execute existing pipeline 9

Key Investment Themes 1 Market-leading med-surg product distribution and Channel access to approximately 1/3 of logistics provider with unique value proposition U.S. acute care market 2 Recent acquisitions increased business Strong track record of integrating acquisitions; ongoing operational diversification and position OMI for the future improvements reinforce value proposition 3 Portfolio of leading owned products with large Halyard products occupy #1 or #2 additional penetration opportunities market positions 4 Byram is rapidly growing and the #2 player Strong presence and growth in home care in the direct-to-patient market 5 Long-standing relationships across the supply chain Average length of distribution relationship with top ten distribution customers by net with providers and manufacturers revenue is ~15 years 6 Continued demonstration of prudent capital Focus on deleveraging allocation and working capital improvement 10

J.P. Morgan Healthcare Conference January 10, 2019 San Francisco, CA SOLUTIONS TO HELP 11 HEALTHCARE WORK. BETTER.™